Exhibit 99.1

Melar Acquisition Corp. I Announces Shareholder Approval of Business Combination with Everli Global Inc.

NEW YORK, October 22, 2026 /PRNewswire/ — Melar Acquisition Corp. I (“Melar”) (Nasdaq: MACI), a special purpose acquisition company, today announced that at its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) held today, October 22, 2026, Melar’s shareholders have voted to approve the proposed business combination (the “Business Combination”) with Everli Global Inc., a Nevada corporation (together with its successors, “Everli”), as well as all other proposals related to the Business Combination.

In light of receipt of the requisite approvals by Melar’s shareholders described above, Melar expects the Business Combination to be completed promptly following the satisfaction or waiver of all other conditions to the consummation of the Business Combination. Following the closing of the Business Combination, the combined company will operate as Everli Global Holdings Inc. (“Pubco”), and its Class A common stock and warrants are expected to start trading on the Nasdaq Stock Market under the ticker symbols “EVRL” and “EVRLW,” respectively.

A Current Report on Form 8-K disclosing the full voting results will be filed by Melar with the U.S. Securities and Exchange Commission (the “SEC”).

About Everli

Everli is a major e-grocery technology and fulfillment platform in Italy, seamlessly connecting consumers with their favorite grocery retailers through a fully integrated digital marketplace. By managing the entire logistics chain, from online ordering to in-store picking and last-mile delivery, Everli empowers retailers to offer a premium online shopping experience without the need for additional infrastructure, staffing, or operational changes. Its model is built on exclusive partnerships with the country’s top grocery chains, ensuring broad product availability and trusted brand access for consumers. At the heart of Everli’s operations is a dedicated network of trained shoppers who ensure accuracy, freshness, and reliability with every order. Everli’s union-endorsed delivery framework reinforces its commitment to fair labor practices while supporting consistent service quality at scale. For more about Everli, visit https://about.everli.com/. You can also follow Everli on LinkedIn https://www.linkedin.com/company/everliofficial/.

About Melar

Melar is a special purpose acquisition company sponsored by Melar Acquisition Sponsor I LLC and incorporated under the laws of Cayman Islands for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties and the Business Combination. Melar’s and/or Everli’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied, are given in, or in respect of, this press release. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger, dated as of July 30, 2025, as amended on October 2, 2025 and December 8, 2025; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and definitive agreements with respect thereto; (3) the inability to complete the Business Combination, including due to failure to meet the closing conditions; (4) the inability to obtain or maintain the listing of the Pubco’s shares on The Nasdaq Stock Market LLC or another national securities exchange following the Business Combination; (5) the ability of Melar to remain current with its SEC filings; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Pubco to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the inability of Everli to implement business plans, forecasts, and other expectations after the completion of the Business Combination; (11) the risk that additional financing in connection with the Business Combination, or additional capital needed following the Business Combination to support Everli’s business or operations, may not be raised on favorable terms or at all; and (12) other risks and uncertainties included in documents filed or to be filed with the SEC by Melar and/or Everli.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the proxy statement/prospectus in connection with the Business Combination referenced above and other documents filed by Melar and Everli from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. There may be additional risks that neither Melar nor Everli presently knows, or that Melar and/or Everli currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this press release. Past performance by Melar’s or Everli’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Melar’s or Everli’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Melar or Everli will, or may, generate going forward. Neither Melar nor Everli undertakes any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this press release, except as required by applicable law.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Contacts

Investors and Media Contacts

For Everli:

Tony Sklar, Head of IR

ir@everli.com

Tel: +1 (347) 588-4226

For Melar:

Attn: Gautam Ivatury, CEO and Chairman

Tel: +1 (702) 781-1120

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